Exhibit 10.8

业务合作协议

Business Cooperation Agreement

本业务合作协议（下称“本协议”）由以下双方于 2019年 1月 3日在中华人民共和国（下称“中国”）上海市签署。

This Business Cooperation Agreement (this “Agreement”) is made and entered into by and between the following parties on January 3, 2019 in Shanghai, the People’s Republic of China (“China” or the “PRC”).

甲方：	亘利生物科技（上海）有限公司

地址：	[***]

Party A:	Gracell Bioscience (Shanghai) Co., Ltd.

Address:	[***]

乙方：	亘喜生物科技（上海）有限公司

地址：	[***]

Party B:	Gracell Biotechnologies (Shanghai) Co., Ltd.

Address:	[***]

甲方和乙方以下各称为“一方”，统称为“双方”。

Each of Party A and Party B shall be hereinafter referred to as a “Party” respectively, and as the “Parties” collectively.

鉴于：

Whereas,

1.	甲方是一家在中国注册的外商独资企业，拥有提供技术和咨询服务的必要资 源；

Party A is a wholly-foreign-owned enterprise established in China, and has the necessary resources to provide technical and consulting services;

2.	乙方是一家在中国注册的内资公司，依法从事生物科技、医药科技专业领域内的技术开发、技术咨询和技术转让等业务 (以下简称“主营业务”)；

Party B is a company with exclusively domestic capital registered in China and engages in development, consultation and transfer of technology of Biological and Medical and other businesses (the “Principal Business”);

Business Cooperation Agreement

业务合作协议

3.	甲方同意利用其技术、人员和信息优势，在本协议期间向乙方提供有关主营业务的独家技术和业务支持和咨询服务，乙方同意接受甲方或其指定方按本协议条款的规定提供的咨询和各种服务。

Party A is willing to provide Party B with technical support, consulting services and other commercial services on exclusive basis in relation to the Principal Business during the term of this Agreement, utilizing its advantages in technology, human resources, and information, and Party B is willing to accept such services provided by Party A or Party A’s designee(s), each on the terms set forth herein.

据此，甲方和乙方经协商一致，达成如下协议：

Now, therefore, through mutual discussion, the Parties have reached the following agreements:

1.	服务提供

Services Provided by Party A

1.1	按照本协议条款和条件，乙方在此委任甲方在本协议期间作为乙方的独家服务提供者向乙方提供全面的技术支持、业务支持和相关咨询服务，具体内容包括所有在乙方主营业务范围内由甲方不时决定必要的服务，包括但不限于以下内容：科技信息咨询，企业管理咨询，市场营销策划。

Party B hereby appoints Party A as Party B’s exclusive services provider to provide Party B with complete technical support, business support and related consulting services during the term of this Agreement, in accordance with the terms and conditions of this Agreement, which may include all necessary services within the scope of the Principal Business as may be determined from time to time by Party A, such as but not limited to technical information consultations, enterprises business consultations and marketing planning.

1.2

乙方接受甲方的咨询和服务。乙方进一步同意，除非经甲方事先书面同意，在本协议期间，就本协议约定的服务或其他事宜，乙方不得直接或间接地从任何第三方获得任何与本协议相同或类似的咨询和 /或服务，并不得与任何第三方就本协议所述事项建立任何类似的合作关系。双方同意，甲方可以指定其他方（该被指定方可以与乙方签署本协议第 1.3条描述的某些协议）为乙方提供本协议约定的服务和/或支持。乙方进一步同意，除非经甲方事先书面同意， 乙方不得出售、处置、质押、抵押、出租、独家许可或其它方式对乙方 拥有的任何专利（包括注册专利权和专利申请权）增设权利限制。

Business Cooperation Agreement

业务合作协议

Party B agrees to accept all the consultations and services provided by Party A. Party B further agrees that unless with Party A’s prior written consent, during the term of this Agreement, Party B shall not directly or indirectly accept the same or any similar consultations and/or services provided by any third party and shall not establish similar corporation relationship with any third party regarding the matters contemplated by this Agreement. Party A may appoint other parties, who may enter into certain agreements described in Section 1.3 with Party B, to provide Party B with the consultations and/or services under this Agreement. Party B further agrees that unless with Party A’s prior written consent, Party B shall not conduct any sale, transfer, disposal, pledge, mortgage, lease, exclusive license or otherwise create any restriction on any patent (including any granted patent right or any application for the grant of a patent) owned by Party B.

1.3	服务的提供方式

Service Providing Methodology

1.3.1	甲、乙双方同意在本协议有效期内，视情况而定，乙方可以与甲方或甲方指定的其他方进一步签订技术服务协议和咨询服务协议，对各项技术服务、咨询服务的具体内容、方式、人员、收费等进行约定。

Party A and Party B agree that during the term of this Agreement, where necessary, Party B may enter into further technical service agreements or consulting service agreements with Party A or any other party designated by Party A, which shall provide the specific contents, manner, personnel, and fees for the specific technical services and consulting services.

1.3.2	为更好地履行本协议，甲乙双方同意，视情况而定，乙方在本协议有效期内可以与甲方或甲方指定的其他方根据业务进展需要随时签署设备、资产的租用协议，由甲方或其指定方将有关的设备、资产提供给乙方使用。

To fulfill this Agreement, Party A and Party B agree that during the term of this Agreement, where necessary, Party B may enter into equipment or property leases with Party A or any other party designated by Party A which shall permit Party B to use Party A’s or its designee’s relevant equipment or property based on the needs of the business of Party B.

Business Cooperation Agreement

业务合作协议

2.	服务的价格和支付方式

The Calculation and Payment of the Service Fees

双方同意，就本协议项下甲方向乙方提供的各项服务，乙方应将相当于其税后净利润的百分之五十 (50%)的款项支付给甲方作为服务费（“服务费”），但经双方协商和甲方事先书面同意，服务费的金额可以根据甲方当月的服务内容和乙方的经营需要进行调整。甲方为提供本协议项下的服务而发生的实际支出，包括但不限于各项差旅费、交通费、印刷费和邮资 等，应由乙方支付。服务费应当按月支付；乙方应于每月最后一天的 30日 内，(a) 向甲方提供乙方当月的管理报表和经营数据，包括乙方在当月的税后利润额（ “每月利润额”）；(b) 将每月净利润额的百分之五十(50%)或甲方同意的其他金额支付给甲方（“ 月付款”）。乙方应于每个财政年度末的 90日内，(a) 向甲方提供乙方在本财政年度的经审计的财务报表，该财务报表应当经由甲方批准的独立注册会计师审计并认证； (b) 如果按照经审计的财务报表显示，本财政年度内乙方向甲方支付的月付款的总额有任何不足，乙方应向甲方支付差额。除非双方另行协商一致或根据法律的要求，否则乙方根据本协议向甲方支付的服务费应不经任何扣减或抵销 （如银行手续费等）。另外，乙方应当（1）准备一份报告总结乙方在每个日历年知识产权的变化情况（ “知识产权报告” ），该知识产权报告应包含一个清单列明乙方在该日历年新购入、研发或通过其他方式取得的知识产权，以及另一个清单列明乙方在该日历年转出的知识产权（包括由乙方独立拥有变更为共有的知识产权）；并且（ 2）在每个日历年结束后的 45日内向甲方提交该等知识产权报告供甲方审阅。乙方提供的管理报表、经营数据、财务报表和知识产权报告应真实、有效、准确和完整，若乙方提供的前述材料存在瑕疵而导致甲方产生损失的，乙方应对该等损失承担全额的赔偿责任。如果由于乙方向甲方提供了虚假材料而导致减轻或免除乙方在本协议项下的付款义务，对于由此而减轻或免除的付款数额，乙方不可撤销地承诺向甲方作出相应赔偿。

Both Parties agree that, in consideration of the services provided by Party A, Party B shall pay to Party A the fees (the “Service Fees”) equal to 50% of the after-tax income of Party B, provided that upon mutual discussion between the Parties and the prior written consent by Party A, the rate of Service Fees may be adjusted based on the services rendered by Party A in that month and the operational needs of Party B. All out-of-pocket expenses (including without limitation the travelling expenses, accommodation, transportation, printing and postage fees etc) that Party A may incur as a result of the provision of the Services hereunder shall be solely borne by Party B. The Service Fees shall be due and payable on a monthly basis; within 30 days after the end of each month, Party B shall (a) deliver to Party A the management accounts and operating statistics of Party B for such month, including the after-tax income of Party B during such month (the “Monthly Income”), and (b) pay 50% of such Monthly Income, or other amount agreed by Party A, to Party A (each such payment, a “Monthly Payment”). Within ninety (90) days after the end of each fiscal year, Party B shall (a) deliver to Party A audited financial statements of Party B for such fiscal year, which shall be audited and certified by an independent certified public accountant approved by Party A, and (b) pay an amount to Party A equal to the shortfall, if any, of the net income of Party B for such fiscal year, as shown in such audited financial statements, as compared to the aggregate amount of the Monthly Payments paid by Party B to Party A in such fiscal year. Unless the Parties agree otherwise or the law provides otherwise, the Service Fees payable by Party B hereunder shall not be subject to any deduction or set-off (e.g. bank handling fees etc). In addition, Party B shall, (i) prepare a report summarizing changes of the Party B’s intellectual properties for each calendar year, which shall include a list of intellectual properties newly purchased, developed or otherwise acquired for such calendar year, and a list of intellectual properties transferred (including any intellectual property that are solely owned by Party B becoming being jointly owned by another party) for such calendar year (the “IP Report”), and (ii) submit the IP Report to Party A for review within forty-five (45) days after the end of each calendar year. The management report, operation data, financial statements and the IP Report provided by Party B shall be true, valid, accurate and complete. If Party A suffers any losses as a result of any defect of the aforesaid documents, Party B shall be fully responsible for such losses. In the event that Party B’s payment obligation hereunder is reduced or released because of the provision by Party B of any fraudulent materials to Party A, Party B hereby irrevocably undertakes to compensate Party A accordingly for the amount so reduced or released.

Business Cooperation Agreement

业务合作协议

3.	知识产权和保密条款

Intellectual Property Rights and Confidentiality Clauses

3.1

在中国法律允许的范围内，甲方对履行本协议而产生或创造的任何权利、所有权、权益和所有知识产权包括但不限于著作权、专利权、专利申请权、软件、技术秘密、商业机密及其他均享有独占的和排他的权利和利益。乙方须签署所有适当的文件，采取所有适当的行 动，递交所有的文件和/或申请，提供所有适当的协助，以及做出所 有其他依据甲方的自行决定认为是必要的行为，以将任何对该等知识产权的所有权、权利和权益赋予甲方，和 /或完善对甲方此等知识产权权利的保护。

To the extent permitted under the PRC laws, Party A shall have exclusive and proprietary rights and interests in all rights, ownership, interests and intellectual properties arising out of or created during the performance of this Agreement, including but not limited to copyrights, patents, patent applications, software, technical secrets, trade secrets and others. Party B shall execute all appropriate documents, take all appropriate actions, submit all filings and/or applications, render all appropriate assistance and otherwise conduct whatever is necessary as deemed by Party A in its sole discretion for the purposes of vesting any ownership, right or interest of any such intellectual property rights in Party A, and/or perfecting the protections for any such intellectual property rights in Party A.

Business Cooperation Agreement

业务合作协议

3.2

双方承认及确定有关本协议、本协议内容，以及彼此就准备或履行本协议而交换的任何口头或书面资料均被视为保密信息。双方应当对所有该等保密信息予以保密，而在未得到另一方书面同意前，不得向任何第三者披露任何保密信息，惟下列信息除外： (a)公众人士知悉或将会知悉的任何信息（惟并非由接受保密信息之一方擅自向公众披露）； (b)根据适用法律法规、股票交易规则、或政府部门或法院的命令而所需披露之任何信息；或 (c)由任何一方就本协议所述交易而需向其股东、投资者、法律或财务顾问披露之信息，而该股东、法律或财务顾问亦需遵守与本条款相类似之保密责任。 如任何一方工作人员或聘请机构的泄密均视为该方的泄密，需依本协议承担违约责任。无论本协议以任何理由终止，本条款仍然生效。

The Parties acknowledge that the existence and the terms of this Agreement and any oral or written information exchanged between the Parties in connection with the preparation and performance this Agreement are regarded as confidential information. Each Party shall maintain confidentiality of all such confidential information, and without obtaining the written consent of the other Party, it shall not disclose any relevant confidential information to any third parties, except for the information that: (a) is or will be in the public domain (other than through the receiving Party’s unauthorized disclosure); (b) is under the obligation to be disclosed pursuant to the applicable laws or regulations, rules of any stock exchange, or orders of the court or other government authorities; or (c) is required to be disclosed by any Party to its shareholders, investors, legal counsels or financial advisors regarding the transaction contemplated hereunder, provided that such shareholders, investors, legal counsels or financial advisors shall be bound by the confidentiality obligations similar to those set forth in this Section. Disclosure of any confidential information by the staff members or agencies hired by any Party shall be deemed disclosure of such confidential information by such Party, which Party shall be held liable for breach of this Agreement. This Section shall survive the termination of this Agreement for any reason.

3.3	双方同意，不论本协议是否变更、解除或终止，本条款将持续有效。

The Parties agree that this Section shall survive changes to, and rescission or termination of, this Agreement.

4.	陈述和保证

Representations and Warranties

4.1	甲方陈述和保证如下：

Party A hereby represents and warrants as follows:

Business Cooperation Agreement

业务合作协议

4.1.1	甲方是按照中国法律合法注册并有效存续的外商独资企业。

Party A is a wholly owned foreign enterprise legally registered and validly existing in accordance with the laws of China.

4.1.2	甲方已采取必要的公司行为，获得必要的授权，并取得第三方和政府部门的同意及批准（若需）以签署和履行本协议；甲方对本协议的签署和履行并不违反法律法规的明确规定。

Party A has taken all necessary corporate actions, obtained all necessary authorization and the consent and approval from third parties and government agencies (if any) for the execution and performance of this Agreement. Party A’s execution and performance of this Agreement do not violate any explicit requirements under any law or regulation binding on Party A.

4.1.3	本协议构成对其合法、有效、有约束力并依本协议之条款对其强制执行的义务。

This Agreement constitutes Party A’s legal, valid and binding obligations, enforceable in accordance with its terms.

4.2	乙方陈述和保证如下：

Party B hereby represents and warrants as follows:

4.2.1	乙方是按照中国法律合法注册且有效存续的公司，乙方获得从事主营业务所需的政府许可、牌照，具有独立的法人资格；具有完全、独立的法律地位和法律能力签署、交付并履行本协议，可以独立地作为一方诉讼主体。

Party B is a company legally registered and validly existing in accordance with the laws of China and has obtained the relevant permit and license for engaging in the Principal Business in a timely manner. It has independent legal person status, and has full and independent civil and legal capacity to execute, deliver and perform this Agreement. It can sue and be sued as a separate entity.

4.2.2	乙方已采取必要的公司行为，获得必要的授权，并取得第三方和政府部门的同意及批准（若需）以签署和履行本协议；乙方对本协议的签署和履行并不违反法律法规的明确规定。

Party B has taken all necessary corporate actions, obtained all necessary authorization and the consent and approval from third parties and government agencies (if any) for the execution and performance of this Agreement. Party B’s execution and performance of this Agreement do not violate any explicit requirements under any law or regulation binding on Party B.

Business Cooperation Agreement

业务合作协议

4.2.3	本协议构成对其合法、有效、有约束力并依本协议之条款对其强制执行的义务。

This Agreement constitutes Party B’s legal, valid and binding obligations, and shall be enforceable against it.

5.	生效和有效期

Effectiveness and Term

5.1	本协议于下述条件全部满足之日起生效：

This Agreement shall become effective upon satisfaction of all the following conditions:

5.1.1	每一方均已签署了本协议，以及

Each Party has duly executed this Agreement, and

5.1.2	双方与其他相关方于 2019年 1月 3日所签署的 Share Subscription and Framework Agreement（“SSA”）中所定义的 B-2轮交割（Series B-2 Closing）已经发生。

The Series B-2 Closing (as defined in the Share Subscription and Framework Agreement entered into by and among the Parties and other parties named thereto on January 3, 2019 (“SSA”)) has occurred.

5.2	除非依本协议第六条被终止，或依照有关的适用中国法律和法规的要求必须被终止，本协议将持续有效。

This Agreement shall maintain effective unless terminated in accordance with Section 6 or was compelled to terminate under applicable PRC laws and regulations.

Business Cooperation Agreement

业务合作协议

6.	终止

Termination

6.1	本协议有效期内，除非甲方对乙方有重大过失或存在欺诈行为，乙方不得提前终止本协议。尽管如此，甲方可在任何时候通过提前 30天向乙方发出书面通知的方式终止本协议。

During the term of this Agreement, unless Party A commits gross negligence, or a fraudulent act, against Party B, Party B shall not terminate this Agreement prior to its expiration date. Nevertheless, Party A shall have the right to terminate this Agreement upon giving 30 days’ prior written notice to Party B at any time.

6.2	本协议的终止还应受限于 SSA 的规定。

The termination of this Agreement shall also be subject to the provisions of the SSA.

6.3	在本协议终止之后，双方在第三、七和八条项下的权利和义务将继续有效。

The rights and obligations of the Parties under Sections 3, 7 and 8 shall survive the termination of this Agreement.

7.	适用法律和争议解决

Governing Law and Resolution of Disputes

7.1	本协议的订立、效力、解释、履行、修改和终止以及争议的解决适用中国的法律。

The execution, effectiveness, construction, performance, amendment and termination of this Agreement and the resolution of disputes hereunder shall be governed by the laws of China.

7.2	因解释和履行本协议而发生的任何争议，本协议双方应首先通过友好协商的方式加以解决。如果在一方向其他方发出要求协商解决的书面通知后 30天之内争议仍然得不到解决，则任何一方均可将有关争议提交给上海国际经济贸易仲裁委员会，由该会按照其仲裁规则仲裁解决。仲裁应在上海进行，使用之语言为中文。仲裁裁决是终局性的，对双方均有约束力。

In the event of any dispute with respect to the construction and performance of this Agreement, the Parties shall first resolve the dispute through friendly negotiations. In the event the Parties fail to reach an agreement on the dispute within 30 days after either Party’s request to the other Parties for resolution of the dispute through negotiations, either Party may submit the relevant dispute to the Shanghai International Economic and Trade Arbitration Commission for arbitration, in accordance with its Arbitration Rules. The arbitration shall be conducted in Shanghai, and the language used in arbitration shall be Chinese. The arbitration award shall be final and binding on both Parties.

Business Cooperation Agreement

业务合作协议

7.3	因解释和履行本协议而发生任何争议或任何争议正在进行仲裁时，除争议的事项外，本协议双方仍应继续行使各自在本协议项下的其他权利并履行各自在本协议项下的其他义务。

Upon the occurrence of any disputes arising from the construction and performance of this Agreement or during the pending arbitration of any dispute, except for the matters under dispute, the Parties to this Agreement shall continue to exercise their respective rights under this Agreement and perform their respective obligations under this Agreement.

8.	违约责任

8.1

双方同意并确认，如任何一方 (以下称“违约方”)违反本协议项下所作的任何一项约定，或未履行本协议项下的任何一项义务，即构成本协议项下的违约 (以下称“违约”)，守约方有权要求违约方在合理期限内补正或采取补救措施。如违约方在合理期限内或在守约方书面通知违约方并提出补正要求后 30天内仍未补正或采取补救措施的，则守约方有权自行决定（ 1）终止本协议，并要求违约方给予全部的损害赔偿；或者（ 2）要求强制履行违约方在本协议项下的义务，并要求违约方给予守约方因此而遭受的全部损害赔偿。

The Parties agree and confirm that, if either Party (the “Defaulting Party”) is in breach of any provisions herein or fails to perform its obligations hereunder, such breach or failure shall constitute a default under this Agreement (the “Default”), which shall entitle the non-defaulting Party to request the Defaulting Party to rectify or remedy such Default with a reasonable period of time. If the Defaulting Party fails to rectify or remedy such Default within the reasonable period of time or within 30 days of non-defaulting Party’s written notice requesting for such rectification or remedy, then the non-defaulting Party shall be entitled to elect any one of the following remedial actions: (a) to terminate this Agreement and request the Defaulting Party to fully compensate its losses and damages; (b) to request the specific performance by the Defaulting Party of its obligations hereunder and request the Defaulting Party to fully compensate non-defaulting Party’s losses and damages.

8.2	本协议当事人对违约方违约行为的弃权仅以书面形式作出方为有效。当事人未行使或迟延行使其在本协议项下的任何权利或救济不构成该当事人的弃权；部分行使权利或救济亦不应阻碍其行使其他权利或救济。

Business Cooperation Agreement

业务合作协议

No waiver of rights in respect of any Default hereunder shall be valid unless it was made in writing. Any failure to exercise or delay in exercising any rights or remedy by any Party under this Agreement shall not be deemed as a waiver of such Party. Any partial exercise of any right or remedy shall not affect the exercise of any other rights and remedies.

8.3	虽然有以上第 8.1条的规定，双方同意并确认，乙方在任何情况下，均不得以任何理由要求终止本协议，除非法律或本协议另有规定。

Notwithstanding Clause 8.1 above, the Parties agree and confirm that in no circumstance shall Party B early terminate this Agreement unless the applicable law or this Agreement provides otherwise.

8.4	尽管有本协议其它规定，本条规定的效力不受本协议中止或者终止的影响。

Notwithstanding any other provisions under this Agreement, the validity of this Clause shall not be affected by the suspension or termination of this Agreement.

9.	通知

Notices

9.1	本协议项下要求或发出的所有通知和其他通信应通过专人递送、挂号邮寄、邮资预付或商业快递服务或传真的方式发到该方下列地址。 每一通知还应再以电子邮件送达。该等通知视为有效送达的日期按如下方式确定：

All notices and other communications required or permitted to be given pursuant to this Agreement shall be delivered personally or sent by registered mail, postage prepaid, by a commercial courier service or by facsimile transmission to the address of such Party set forth below. A confirmation copy of each notice shall also be sent by email. The dates on which notices shall be deemed to have been effectively given shall be determined as follows:

9.1.1	通知如果是以专人递送、快递服务或挂号邮寄、邮资预付发出的，则以于设定为通知的地址在签收或拒收之日为有效送达日。

Notices given by personal delivery, by courier service or by registered mail, postage prepaid, shall be deemed effectively given on the date of delivery or refusal at the address specified for notices.

Business Cooperation Agreement

业务合作协议

9.1.2	通知如果是以传真发出的，则以成功传送之日为有效送达日 （应以自动生成的传送确认信息为证）。

Notices given by facsimile transmission shall be deemed effectively given on the date of successful transmission (as evidenced by an automatically generated confirmation of transmission).

9.2	为通知的目的，双方地址如下：

For the purpose of notices, the addresses of the Parties are as follows:

甲方：	亘利生物科技（上海）有限公司

Party A:	Gracell Bioscience (Shanghai) Co., Ltd.

地址：	[***]

Address:	[***]

收件人：	曹卫

Attn:	CAO Wei

电邮：	[***]

E-mail:	[***]

乙方：	亘喜生物科技（上海）有限公司

Party B:	Gracell Biotechnologies (Shanghai) Co., Ltd.

地址：	[***]

Address:	[***]

收件人：	曹卫

Attn.:	CAO Wei

电邮：	[***]

E-mail:	[***]

9.3	任何一方变更接收通知的地址或联系人的，应按本条规定给另一方发出通知。

If any Party change its address for notices or its contact person, a notice shall be delivered to the other Party in accordance with the terms hereof.

Business Cooperation Agreement

业务合作协议

10. 协议的转让

Assignment

10.1	乙方不得将其在本协议项下的权利与义务转让给第三方，除非事先征得甲方的书面同意。

Without Party A’s prior written consent, Party B shall not assign its rights and obligations under this Agreement to any third party.

10.2	乙方在此同意，甲方可以在其需要时向其他第三方转让其在本协议项下的权利和义务，并在该等转让发生时甲方仅需向乙方发出书面通知，并且无需再就该等转让征得乙方的同意。

Party B agrees that Party A may assign its obligations and rights under this Agreement to any third party upon a prior written notice to Party B but without the consent of Party B.

11.	协议的分割性

Severability

如果本协议有任何一条或多条规定根据任何法律或法规在任何方面被裁定为无效、不合法或不可执行，本协议其余规定的有效性、合法性或可执行性不应因此在任何方面受到影响或损害。双方应通过诚意磋商，争取以法律许可以及双方期望的最大限度内有效的规定取代那些无效、不合法或不可执行的规定，而该等有效的规定所产生的经济效果应尽可能与那些无效、不合法或不能强制执行的规定所产生的经济效果相似。

In the event that one or several of the provisions of this Agreement are found to be invalid, illegal or unenforceable in any aspect in accordance with any laws or regulations, the validity, legality or enforceability of the remaining provisions of this Agreement shall not be affected or compromised in any aspect. The Parties shall strive in good faith to replace such invalid, illegal or unenforceable provisions with effective provisions that accomplish to the greatest extent permitted by law and the intentions of the Parties, and the economic effect of such effective provisions shall be as close as possible to the economic effect of those invalid, illegal or unenforceable provisions.

12.	协议的修改、补充

Amendments and Supplements

双方可以书面协议方式对本协议作出修改和补充。经过双方签署的有关本协议的修改协议和补充协议是本协议组成部分，具有与本协议同等的法律效力。

Business Cooperation Agreement

业务合作协议

Any amendments and supplements to this Agreement shall be in writing. The amendment agreements and supplementary agreements that have been signed by the Parties and that relate to this Agreement shall be an integral part of this Agreement and shall have the same legal validity as this Agreement.

13.	语言和副本

Language and Counterparts

本协议以中文和英文书就，一式二份，甲乙双方各持一份，具有同等效力；中英文版本如有冲突，应以中文版为准。

This Agreement is written in both Chinese and English language in two copies, each Party having one copy with equal legal validity; in case there is any conflict between the Chinese version and the English version, the Chinese version shall prevail.

[THE SIGNATURE PAGE]

Business Cooperation Agreement

业务合作协议

有鉴于此，双方已使得经其授权的代表于文首所述日期签署了本业务合作协议 ,以昭信守

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Business Cooperation Agreement as of the date first above written.

甲方：	亘利生物科技（上海）有限公司
Party A:	Gracell Bioscience (Shanghai) Co., Ltd.

签字：
By:	/s/ CAO Wei
姓名：	曹卫
Name:	CAO Wei
职务：	法定代表人
Title:	Legal Representative

Business Cooperation Agreement

业务合作协议

有鉴于此，双方已使得经其授权的代表于文首所述日期签署了本业务合作协议 ,以昭信守。

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Business Cooperation Agreement as of the date first above written.

乙方：	亘喜生物科技（上海）有限公司
Party B:	Gracell Bioscience (Shanghai) Co., Ltd.

签字：
By:	/s/ CAO Wei
姓名：	曹卫
Name:	CAO Wei
职务：	法定代表人
Title:	Legal Representative

Business Cooperation Agreement

业务合作协议